UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Nortech Systems Incorporated
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NORTECH SYSTEMS INCORPORATED

7550 Meridian Circle North, Suite 150

Maple Grove, MN 55369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 13, 2021

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held virtually on May 13, 2021 at 3:00 p.m. (central time). The virtual meeting can be accessed by visiting register.proxypush.com/nsys where you will be able to listen to the meeting live, submit questions and vote online if you were shareholder on the record date.

We are holding the meeting for the following purposes:

1. To elect seven members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2. To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2021; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 25, 2021, will be entitled to notice of and to vote at the virtual meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 13, 2021: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxydocs.com/nsys.

YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE VIA THE VIRTUAL MEETING WEBSITE IF YOU ARE A REGISTERED SHAREHOLDER. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

Your attention is called to the accompanying Proxy Statement.

Date: March 29, 2021	By:	/s/ Mark T. Hooley
Mark T. Hooley
Secretary Nortech Systems Incorporated

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL VIRTUAL MEETING OF SHAREHOLDERS, MAY 13, 2021

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held virtually on May 13, 2021 at 3:00 p.m. (central time), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The virtual meeting can be accessed by visiting register.proxypush.com/nsys where you will be able to listen to the meeting live, submit questions and vote online.

The address of the principal executive office of the Company is 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.  We will begin mailing this proxy statement and proxy card to shareholders on or about April 2, 2021.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting at the virtual annual meeting.  Such proxies, if received in time for voting and not revoked, will be voted at the virtual annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 25, 2021, will be entitled to sign proxies or to vote. On that date, there were 2,660,330 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present at the meeting is required to transact business and constitutes a quorum for voting on items at the meeting. Shares are counted as present at the annual meeting if a shareholder is present and votes online at the annual meeting or if a shareholder has properly submitted a proxy. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

Vote Required

Election of Directors.  The affirmative vote of a plurality of the shares of Common Stock voted at the virtual annual meeting by a shareholder or by proxy and entitled to vote at the virtual annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors.

Say-on-Pay. The advisory vote on executive compensation in PROPOSAL 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Appointment of Independent Auditor.  The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal 2021 requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are present and entitled to vote on the matter.

Routine Versus Non-Routine Matters.  Brokers can vote on their customers’ behalf on “routine” proposals such as PROPOSAL 3, the ratification of appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm.  Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as PROPOSAL 1, the election of directors and PROPOSAL 2, the advisory vote on executive compensation. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Effect of Broker Non-Votes.  If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on PROPOSAL 1 or PROPOSAL 2 which are proposals on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with other non-routine matters for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the virtual annual meeting will have no effect on the outcome of the proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. The Board has nominated the seven individuals below to be elected at the annual meeting of shareholders. Kathleen Iverson voluntarily determined not to stand for re-election. Stacy Kruse has been nominated by the Board to stand for election as a director. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following seven nominees:

David B. Kunin

Ryan P. McManus

Jay D. Miller

Steven J. Rosenstone

Dan Sachs

Philip I. Smith

Stacy A. Kruse

Following is information regarding the nominees:

Name:	Age:	Position:	Director Since:
David B. Kunin	61	Chairman of the Board of Directors	2015
Ryan P. McManus	48	Director	2016
Jay D. Miller	61	Director, Chief Executive Officer and President	2018
Steven J. Rosenstone	69	Director	2018
Dan Sachs	55	Director	2020
Philip I. Smith	53	Director	2020
Stacy A. Kruse	61	Director Nominee	--

David B. Kunin. Mr. Kunin is currently the chief executive officer of Beautopia LLC, a beauty products manufacturing business, since 1998. From 1997 until October 2011 he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons. He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication enterprises. He serves as president of a family holding company, Curtis Squire, Inc., the owner of 49% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014 and has been the Company’s Chairman of the Board since May 2015. Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his twenty plus years’ business perspective, including as a director of large publicly traded businesses.

Ryan P. McManus.  Mr. McManus is a recognized as a global leader in the field of digital business strategy.  He is the founder and CEO of techtonic.io where he works with startups, growth firms and large corporations on digital strategy and transformation topics including new ventures, growth, product development and innovation. In 2020, Mr. McManus began working with Mr. Kunin on Concepht, a health care oriented incubator. Concepht provides consulting to start-up businesses in the medical device industry. From 2015 to 2018, he was Senior Vice President of Partnerships at EVRYTHNG, a Smart Products IoT Platform company. McManus was with Accenture Strategy from 2010 to 2015 and during that time he founded Accenture’s Digital Business Strategy practice and also served as Accenture Strategy’s chief operating officer and a leader in the firm’s Corporate Strategy, M&A and International Expansion practices.  After starting out in 1995 in Chicago with Andersen, in 2002 he joined PriceWaterhouseCoopers as Director of Strategy and Operations and then in 2009 formed RPM Global Advisors delivering strategy, product development and international growth services before joining Accenture.  He has worked with large and small companies on digital business, new venture, and global strategies across industrial, technology, financial services, pharma, health, professional services, retail, and government sectors.  He is the author of several publications and a frequent presenter at summits, forums and institutions in the field of digital and business strategy.  Mr. McManus brings to our Board his experience and knowledge as a global leader in business strategy.  Mr. McManus is a member of the board of directors of the New York chapter of the National Association of Corporate Directors (NACD).

Jay D. Miller. Mr. Miller has been a Director of the Company since May 2018 and the Company’s President and Chief Executive Officer since February 27, 2019.  Mr. Miller is also a member of the board of directors of icometrix (Leuven, Belgium), and the acting chairman of the board for NXC Imaging (Minneapolis, MN), a medical imaging distribution company, a position he has held since 2016.  Mr. Miller also serves as an advisor for Nous Imaging, Inc. (St. Louis, MO). None of these companies is an affiliate of Nortech Systems. From August 2013 to February 2016, he was president, chief executive officer and member of the board of IMRIS, which designs image-guided surgical solutions, and was previously chief operating officer since 2012. In May 2015, IMRIS filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.  Mr. Miller was chief executive officer at the time of the bankruptcy filing, guided the company through the restructuring process and remained chief executive officer for a period of time after IMRIS, Inc. emerged successfully from bankruptcy.  Prior to 2012, Mr. Miller was the CEO of Zonare, Inc and Vital Images, Inc. in the medical imaging and visualization industry. Early in his career Mr. Miller worked for Siemens Medical Systems (now Siemens Healthineers) and GE Medical Systems (now GE Healthcare). He has also advised and served on the boards of directors of numerous companies in the healthcare industry. Mr. Miller brings to our Board broad experience in the healthcare industry and knowledge of governance and public company compliance.

Steven J. Rosenstone. Dr. Rosenstone was the Chancellor of the Minnesota State Colleges and Universities from 2011 until his retirement in 2017. Previously he was Vice President of Scholarly and Cultural Affairs at the University of Minnesota from 2007 to 2011 and Dean of the College of Liberal Arts of the University of Minnesota from 1996 to 2007. He was earlier on the faculty at Yale University and the University of Michigan. He has served on numerous boards and commissions including the Minnesota Business Partnership and the Governor’s Workforce Development Board, and he is a member of the American Academy of Arts and Sciences. He twice traveled to the People’s Republic of China on behalf of the University of Minnesota and in 2016 was a member of Governor Mark Dayton’s trade mission to Mexico. Dr. Rosenstone brings to our Board his broad academic background, leadership skills, knowledge of research universities and technical colleges, workforce development, and the culture and markets of China and Mexico.

Dan Sachs. Dan Sachs is a founder of Respicardia, Inc. (formerly Cardiac Concepts) and Mainstay Medical Inc. He has been Director of the Innovation Fellows Program within the Institute for Engineering in Medicine at the University of Minnesota since April of 2020. Before that, he held the roles of Co-Director and Associate Director within the Innovation Fellows Program. He was a director of Mainstay Medical from 2016 to February of 2021. He served as a director of Amphora Medical from April 2013 through April 2019. He is also CEO of Simba Therapeutics, LLC, a medical start-up company. He was previously a venture capital investor with Investor Growth Capital and Spray Venture Partners, for which he was the founding investor in CoTherix (CTRX, formerly Exhale Therapeutics), Neuronetics (STIM), and other private companies. He served on the Board of Directors of Neuronetics, Inc., CoTherix, and CHF Solutions. He previously served as Instructor in Medicine on the faculty of Harvard Medical School in the Division of Emergency Medicine. Mr. Sachs earned BA and MD degrees from the University of Michigan, and an MBA from Harvard Business School.

Philip I. Smith. Phil Smith has been managing director of Duff & Phelps, an investment banking firm that provides valuation, corporate finance and other services since 2017.  Mr. Smith provides services in the area of healthcare mergers and acquisitions advisory and is based in Minneapolis. Mr. Smith has more than 25 years of healthcare experience as a mergers and acquisitions investment banker and executive operating officer. He has expertise in assisting public and private companies as well as private equity firms. Prior to joining Duff & Phelps, Phil was a Managing Director with BMO Capital Markets (formerly Greene Holcomb and Fisher) where he focused on healthcare mergers and acquisitions. Before that, he was a member of the medical device investment banking team at Piper Jaffray in Minneapolis. Early in his career, Phil served as an executive officer for a number of medical technology companies, including DGIMED Ortho, Vital Images, Thermonix and Image-Guided Neurologics. He has also served on the board of directors of Delta Dental of Minnesota, MGC Diagnostics (formerly Angeion Corp) and Intricon Corp. Mr. Smith received an MBA from the Wharton School of the University of Pennsylvania and a B.S. in electrical engineering from the University of Florida.

Stacy A. Kruse. Ms. Kruse currently serves as the Chief Operating & Financial Officer at Portico Benefit Services, an organization that provides proprietary & self-insured retirement, health, disability and life benefits to rostered ministers and lay leaders of the Evangelical Lutheran Church in America. She has held the Chief Operating Officer position since 2011 and the Chief Financial Officer since 2008. Prior to Portico, Ms. Kruse served as the Chief Financial Officer of Wilsons the Leather Experts, a national publicly traded retail chain and in a various financial leadership positions prior to her appointment as Chief Financial Officer. Prior to Wilsons, Ms. Kruse held financial leadership positions at US Bank and Carlson Marketing Group.

DIRECTORS MEETINGS

There were twelve meetings of the Board of Directors during the last fiscal year. All directors attended all the meetings of the Board of Directors, either in person or telephonically. The Board of Directors took action by written consent on three occasions.

We encourage Board members to attend the virtual annual meeting of shareholders.  All the Company directors serving on the Board of Directors at the time of the Company’s 2020 annual meeting were in attendance at that meeting.

COMMITTEES

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation and Talent Committee, an Audit Committee and a Science and Technology Committee.  As of March 9, 2021, the members of the Nominating and Corporate Governance Committee were Ms. Iverson, Mr. Rosenstone and Mr. McManus, the members of the Compensation and Talent Committee were Ms. Iverson, Mr. Rosenstone and Mr. McManus, the members of the Audit Committee were Ms. Iverson, Mr. Rosenstone and Mr. McManus and the members of the Science and Technology Committee were Ms. Iverson, Mr. Rosenstone, Mr. McManus, Mr. Kunin and Mr. Miller. The current members of the Audit Committee are Ms. Iverson, Mr. Rosenstone, Mr. Smith and Mr. Sachs.

In the last fiscal year the Audit Committee met four times, the Compensation and Talent Committee met four times and took action by written consent on two occasions, the Nominating and Corporate Governance Committee met four times and the Science and Technology Committee met five times.  All committee members attended all the meetings of the committees of the Board on which such committee member served, either in person or telephonically. The charters of all committees are posted on the Company’s website at www.nortechsys.com.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Ms. Iverson, Mr. Rosenstone, Mr. Smith, Mr. Sachs, and Ms. Kruse are independent directors in accordance with the NASDAQ rules.

Mr. Miller was an independent director until January 1, 2019, when he became Interim President of the Company

In 2020, Mr. McManus recently began working with Mr. Kunin on Concepht, a health care oriented incubator. Concepht provides consulting to start-up businesses in the medical device industry. Mr. McManus is currently paid $12,000 per month from Concepht, which is currently funded by Mr. Kunin. The Board has determined that McManus is not an independent director.

The Company is a “controlled company” as defined by Nasdaq as more than 50% of the voting power of the Company is held by members of the Kunin family or entities owned and controlled by the Kunin family. Therefore, the Company is not required to comply with certain Nasdaq rules requiring listed companies to have a majority of independent directors on its board, as well as an independent compensation committee and nominating committee. If Proposal 1 is successful, the Company will have seven directors, four of whom are independent, and, as a result, the Board will continue to be comprised of a majority of independent directors. The Audit Committee is and will continue be comprised exclusively of independent directors. The Compensation and Talent Committee and Nominating and Corporate Governance Committee will be comprised three directors, two of whom are independent.

The Board has determined that Ms. Iverson, Mr. Smith are each an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members.  These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight.  Internal control and financial risks are overseen by the Audit Committee; compensation related risks are overseen by the Compensation and Talent Committee; CEO succession planning is overseen by the Nominating and Corporate Governance Committee; and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board.  The Company’s risk management program as a whole is reviewed annually at a meeting of the Board.  Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company as of the mailing date of this proxy statement are as follows:

Name	Age	Position
Jay D. Miller	61	President, Chief Executive Officer and Director
Christopher Jones	50	Senior Vice President and Chief Financial Officer
John Lindeen	56	Senior Vice President of Global Operations
Curtis J. Steichen	64	Senior Vice President of Sales

Mr. Miller joined the Company in May 2018 as a member of the Board of Directors. He was appointed Interim President in January 2019 and then President & Chief Executive Officer in February 2019. Mr. Miller’s full biography can be found within Proposal 1.

Mr. Jones joined the Company in November of 2020 as Senior Vice President and Chief Financial Officer of the Company. Prior to that, Mr. owned and operated Jones & Jones Consulting LLC from 2019 to November of 2020 through which he provided finance and accounting consulting services to middle market clients. Prior to that, Mr. Jones was employed at Spectrum Brands (NYSE: SPB) from 2005 to 2018, most recently as Vice President, Corporate Controller responsible for Accounting, Financial Shared Services, and Financial Planning & Analysis. Spectrum Brands is a $4 billion consumer products company operating four business segments: Hardware & Home Improvement, Home & Garden, Global Pet Supplies, Home Appliances / Personal Care.

Mr. Lindeen joined the Company in 2013 as the Company’s Industrial Market Lead. Mr. Lindeen's employment agreement with the Company is effective until September 30, 2020, and will automatically renew unless either party gives ninety days' written notice that such party will not renew the agreement. He has held various positions since joining the Company and as of January 2019, is the Senior Vice President of Global Operations.

Mr. Steichen has been Senior Vice President of Sales since September 2019.  Mr. Steichen's employment agreement with the Company is effective until September 30, 2020, and will automatically unless either party gives ninety days' written notice that such party will not renew the agreement. He has held senior marketing and operational positions with the Company since May 2005.

COMPENSATION AND TALENT COMMITTEE

The Compensation and Talent Committee is composed of the independent outside directors whose names appear below.  The Committee has a charter which is available on the Company’s website (www.nortechsys.com).

The duties and responsibilities of the Committee are to: (a) Oversee the Company's executive officers' compensation structure, policies and programs, and assess whether the Company's compensation structure establishes appropriate incentives for such executive officers. Make recommendations to the Board with respect to the Company's incentive-compensation and equity-based compensation plans; (b) Review and approve annually the corporate goals and objectives applicable to the compensation of the CEO; evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation, considering the results of the most recent stockholder Say-on-Pay Vote; (c) Review and make recommendations to the board of directors regarding the compensation of all other executive officers. In evaluating and making recommendations regarding executive officer compensation, the Committee considers the results of the most recent Say-on-Pay Vote. Review, and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans. Review annually the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board; (d) Review talent acquisition and workforce development plans, activities, and metrics needed to realize the goals and objectives in the Company’s strategic plan. Review talent transitions, vacancies, and projected talent needs. Discuss the development of the Company’s top talent. Review Company succession plans; and (e) Review diversity, inclusion, and climate plans and metrics.

The base compensation for the Chief Executive Officer for 2020 was established under an employment agreement.  It was determined that the total compensation of each the current and the former Chief Executive Officer was comparable to compensation of chief executive officers of comparable companies.  The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Steven J. Rosenstone, Chair Kathleen P. Iverson Ryan P. McManus

Members of the Compensation and Talent Committee March 9, 2021

Compensation and Talent Committee Interlocks and Insider Participation

The Compensation and Talent Committee had no interlocks.

EXECUTIVE COMPENSATION

2020 Summary Compensation Table

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2020 and 2019.

Name and Principal Position	Year	Salary $	Stock Awards ($) (4)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation $ (2)	All Other Compensation $	Total $
Jay D. Miller (3)	2020	426,346	—	—	31,250	—	457,596
Chief Executive Officer	2019	349,929	116,000	289,236	100,000	—	855,165

John Lindeen	2020	229,369	—	—	15,188		244,557
Sr. VP of Global Operations	2019	210,217	—	8,522	53,974	—	272,713

Curtis Steichen	2020	196,374	—	—	37,538		233,912
Sr. VP of Sales	2019	210,217	—	8,522	53,974	—	272,713

(1)

Reflects the aggregate grant date fair value of stock or options awarded to each named executive officer for the fiscal years 2020 and 2019 calculated in accordance with FASB ASC Topic 718. Refer to our consolidated financial statements for the fiscal year ended December 31, 2020 for a discussion of the assumptions made in calculating the grant date fair value in accordance with FASB ASC Topic 718. None of the option awards are subject to performance conditions.

(2)	Represents cash bonus amounts earned under the Company’s Annual Incentive Compensation Plan.

(3)	Mr. Miller was appointed as the Company’s President effective January 1, 2019 and Chief Executive Officer effective February 27, 2019.

(4)

Represents the fair ($116,000) value of 25,000 common shares awarded to Mr. Miller effective February 27, 2019. Also represents fair value ($0) of 100,000 equity appreciation rights awarded to Mr. Miller on February 27, 2019.

The following table sets forth as of December 31, 2020, the outstanding grants of equity appreciation rights, including the grant dates, base dates, redemption dates and number of units granted to each of the named executive officers (“NEOs”).

Name	Grant Date	Base Date	Redemption Date	Units
Jay D. Miller	2/27/2019	1/11/2019	12/31/2021	100,000

The value of the aggregate outstanding equity appreciation awards to this individual as of December 31, 2020, was $108,000.

OUTSTANDING EQUITY AND STOCK AWARDS AT 2020 FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price $	Option Expiration Date

Jay D. Miller	1,200	1,800	(2)	3.29	5/9/2028
	7,500	—		3.55	1/1/2029
	25,000	100,000	(3)	4.64	2/27/2029

John Lindeen	8,000	12,000	(4)	3.29	5/9/2028
	1,000	4,000	(5)	3.55	1/1/2029

Curtis Steichen	---	---		---	---

(1)

Represents options granted under the Company’s 2017 Stock Incentive Plan. Per share exercise price of option is equal to the closing price of the Company’s Common Stock on the date of grant, as reported by NASDAQ, in accordance with the terms of the Company’s 2017 Stock Incentive Plan.

(2)	Vests equally over five years from the grant date (5/9/2018).
(3)	Vests equally over five years from the grant date (2/27/2019).
(4)	Vests equally over five years from the grant date (5/9/2018).
(5)	Vests equally over five years from the grant date (1/1/2019).

Employment Agreements

The Company’s employees are employed at will and do not have employment agreements that guarantee them any particular base salary, annual incentive cash compensation or any other compensation or benefits, except as described below for Mr. Miller, Mr. Jones, Mr. Steichen and Mr. Lindeen.

Jay D. Miller. The Company entered into an Employment Agreement with Jay D. Miller (the “Miller Agreement”) as the Company’s President and Chief Executive Officer effective February 27, 2019. The original term of the Miller Agreement was through February 26, 2021 and was extended for an additional one year period by mutual consent of the parties. Under the Miller Agreement, Mr. Miller is entitled to receive an annual salary equivalent to $415,000. Mr. Miller is eligible for bonus compensation (the “Miller Bonus Payment”) based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation and Talent Committee, with a stated payout percentage of up to 50% of base salary under the bonus plan.

Upon the effective date of the Miller Agreement, and pursuant thereto, the Company granted Mr. Miller (i) 100,000 equity appreciation rights under the Company’s Restated Equity Appreciation Rights Plan and (ii) a 125,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in five installments and (iii) 25,000 restricted shares of the Company’s stock that vest on the effective date. The stock option has an exercise price equal to the fair market value of the Company’s Common Stock on the grant date and expires on March 1, 2029.

The Miller Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the Miller Agreement, if Mr. Miller’s employment is terminated by the Company without Cause (as defined in the Miller Agreement) or by Mr. Miller for Good Reason (as defined in the Miller Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Miller Agreement or (b) twelve months, (ii) the earned Miller Bonus Payment for the prorated bonus earned through the last day worked, (iii) if such termination occurs after the first anniversary of the Effective Date of the Miller Agreement , the vesting of his stock options and equity appreciation rights units, and (iv) certain benefits set forth in the Miller Agreement.

If Mr. Miller’s employment is terminated within 12 months after a Change of Control (as defined in the Miller Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Miller Agreement or (b) twelve months, (ii) the maximum payable Miller Bonus Payment for the year in which he is terminated, for the portion of such fiscal year through the date of termination, (iii) the vesting of his stock options and equity appreciation rights units, and (iv) certain benefits set forth in the Miller Agreement.

Christopher D. Jones. Mr. Jones joined the Company in November of 2020 as Senior Vice President and Chief Financial Officer and at that time signed an employment agreement with the Company (“Jones Agreement”). The term of the Jones Agreement continues until November 2, 2021 and will automatically renew for successive one-year renewal terms unless either party notifies the other party in writing at least ninety days prior to expiration. Under the Jones Agreement, Mr. Jones is entitled to receive an annual salary of $250,000 and is eligible to participate in the Company’s benefit plans. Mr. Jones is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated payout percentage of up to 45% of base salary under the bonus plan.

Upon entering into the Jones Agreement, the Company granted Mr. Jones a 25,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in five equal installments. The stock option has an exercise price equal $4.82 per share, the fair market value of the Company’s common stock on the grant date, and expires on November 4, 2030.

The Jones Agreement has customary non-solicitation and confidentiality provisions. Under the Jones Agreement, if Mr. Jones’s employment is terminated by the Company without Cause (as defined in the Jones Agreement) or by Mr. Jones for Good Reason (as defined in the Employment Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for nine months and (ii) certain benefits set forth in the Jones Agreement.

If Mr. Jones’s employment is terminated within 12 months after a Change of Control (as defined in the Jones Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Jones Agreement or (b) nine months and (ii) certain benefits set forth in the Jones Agreement.

John Lindeen. The Company entered into an Employment Agreement with John Lindeen on September 10, 2019 (the “Lindeen Agreement”). The term of the Lindeen Agreement continues until September 30, 2021, which automatically renews for successive one-year renewal terms unless notification from either party occurs. Under the Lindeen Agreement, Mr. Lindeen is entitled to receive an annual salary of $225,000, the annual salary may be increased in the Board’s sole discretion or decreased with Mr. Lindeen’s consent. Mr. Lindeen is eligible for Bonus Payment based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation and Talent Committee, with a stated payout percentage of up to 40% of base salary under the bonus plan.

The Lindeen Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the Lindeen Agreement, if Mr. Lindeen’s employment is terminated by the Company without Cause (as defined in the Lindeen Agreement) or by Mr. Lindeen for Good Reason (as defined in the Lindeen Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for nine months and (ii) certain benefits set forth in the Lindeen Agreement.

If Mr. Lindeen’s employment is terminated within 12 months after a Change of Control (as defined in the Lindeen Agreement) by the Company without Cause or by Mr. Lindeen for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Lindeen Agreement or (b) nine months and (ii) certain benefits set forth in the Lindeen Agreement.

Curtis Steichen. The Company entered into an Employment Agreement with Curtis Steichen on September 11, 2019 (the “Steichen Agreement”). The term of the Steichen Agreement continues until September 30, 2021 and automatically renews for successive one-year renewal terms unless notification from either party occurs. Under the Steichen Agreement, Mr. Steichen is entitled to receive an annual salary of $192,500, the annual salary may be increased in the Board’s sole discretion or decreased with Mr. Steichen’s consent. Mr. Steichen is eligible for Bonus Payment based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation and Talent Committee, with a stated payout percentage of up to 60% of base salary under the bonus plan.

The Steichen Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the Steichen Agreement, if Mr. Steichen’s employment is terminated by the Company without Cause (as defined in the Steichen Agreement) or by Mr. Steichen for Good Reason (as defined in the Steichen Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for nine months and (ii) certain benefits set forth in the Steichen Agreement.

If Mr. Steichen’s employment is terminated within 12 months after a Change of Control (as defined in the Steichen Agreement) by the Company without Cause or by Mr. Steichen for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Steichen Agreement or (b) nine months and (ii) certain benefits set forth in the Steichen Agreement.

Named Executive Officer Cash Compensation

The Company sets base salaries for the named executive officers at a level that is believed to enable the Company to hire and retain them in a competitive environment and to reward satisfactory individual performance and level of contribution to the Company’s overall business objectives. The Compensation and Talent Committee reviews base salaries for the Company’s named executive officers each year and generally approves or recommends to the Board for its approval increases for the following year in December or as soon as practicable thereafter.

In addition to base compensation, the Company provides the named executive officer an opportunity for annual performance-based bonus compensation to motivate achievement of Company-related performance goals. The performance-based bonus typically has been tied to a combination of achievement of certain financial goals and pre-established individual goals, subject to adjustments approved by the Compensation and Talent Committee. Annual incentives are paid following approval by the Compensation and Talent Committee in the year following the achievement of the goals.

Potential Payments Upon Termination or Change-In-Control

The terms of the employment agreements for the Company’s Named Executive Officers provide for severance payments in the event of termination of employment, including upon a change of control or retirement. Such agreements also provide for acceleration of vesting of stock options and equity appreciation awards in certain events. See “Employment Agreements” above.

2020 Director Compensation

	Fees Paid in Cash ($) (1)	Stock Awards	Option Awards ($)	All Other Compensation	Total ($)
Kathleen P. Iverson	43,500	—	—	—	43,500
David B. Kunin	57,500	—	—	—	57,500
Ryan P. McManus	42,500	—	—	—	42,500
Steven J. Rosenstone	42,000	—	—	—	42,000
Philip I. Smith	500				500
Dan Sachs	500				500

(1)

Non-employee Board members earned a cash retainer for their service on the Board of Directors and fees for each meeting day. For the 2020 fiscal year, each director earned a retainer of $27,000 and meeting fees of $500 per meeting, including committee meetings for 2020. The chairperson of our Board of Directors earned an additional retainer of $25,000. The chairperson of our Audit Committee earned a retainer of $5,000, the chairperson of our Compensation and Talent Committee earned a retainer of $3,500, and the chairperson of our Nominating and Governance Committee earned a retainer of $2,000.

The aggregate number of stock option awards outstanding on December 31, 2020, for each of the above-named directors are as follows:

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price $	Option Expiration Date
Kathleen P. Iverson	1,200	1,800	3.29	5/9/2028
David B. Kunin	1,200	1,800	3.29	5/9/2028
Ryan P. McManus	1,200	1,800	3.29	5/9/2028
Steven J. Rosenstone	1,200	1,800	3.29	5/9/2028
Philip I. Smith	0	3,000	4.93	12/16/2030
Dan Sachs	0	3,000	4.93	12/16/2030

___________________

(1)	Vests equally over five years from the grant date. For Ms. Iverson, Mr. Kunin, Mr. McManus and Mr. Rosenstone, the grant date was 5/9/2018. For Mr. Smith and Mr. Sachs, the grant date was 12/16/2020.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Company has established a Nominating and Corporate Governance Committee of the Board of Directors.  The Nominating and Corporate Governance Committee advises the Board concerning appropriate composition of the Board and its committees, identifies and recommends qualified individuals, and oversees corporate governance guidelines applicable to the Company.  All the members of this Committee are independent as determined by the Board with reference to the NASDAQ rules.

Shareholder Nominees

The Committee has adopted a policy of considering director candidates recommended by shareholders. Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, MN 55369

Director Qualifications

The Company’s directors play a critical role in overseeing the management of the Company and its strategic direction.  The goals of the Committee are to identify and elect highly skilled and qualified directors who will be effective executing the Board’s oversight and fiduciary responsibilities on behalf of shareholders, contribute to the Company's success through their expertise and diversity of thought and experience, and continue the high levels of collaboration and the healthy culture amongst the Board and management.

Qualifications for candidates are based on various criteria, such as broad business and professional skills and experiences as management or directors of other companies.  Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Nominating and Corporate Governance Committee and the Board of Directors have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and Ethics.  The Nominating and Corporate Governance Committee and the Board of Directors retain the right to modify these minimum requirements from time to time.

The Nominating and Corporate Governance Committee and the Board of Directors seek directors with diversity of skills and experiences.  To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following issues are considered:

●	Skills and experiences that are currently represented on the Board
●	Desired size of the Board

To determine whether the Board has the appropriate skills, experience and diversity, the following skills and experiences are considered:

●

Expertise in areas important to the strategic direction of the Company, including the key industries such as medical device, aerospace & defense and industrial; functional expertise including finance, technology, marketing, product development, talent and operations.

●

Prior public, advisory, private or non-profit board experience: including a track record of business leadership and demonstrable grasp of modern board practice and principles, the ability to guide, facilitate and empower the debate of critical issues, leveraging all Board members’ skills and knowledge to achieve a consensus and deliver results.

●

Senior executive experience relevant to Nortech’s business: an outstanding track record as a business leader, preferably as CEO or President; an independent thinker with appropriate stature and style, experience dealing broad shareholder groups; a track record of driving growth for complex, high performance businesses; global expertise/knowledge of key international markets.

●

Personal traits and characteristics: high ethical standards and integrity; willing to act on and be accountable for Board decisions; ability to provide wise, thoughtful counsel on a range of issues; have a history of achievements that reflect high standards for themselves and others; will be committed to driving success of the Company; able to take tough positions while being a team player; commitment to active engagement in a new Board role; availability of time to serve.

●

Diversity in perspective, experience base, geography, age and background; candidates should be representative of customers and employees that Nortech has now and those Nortech is seeking in the future.

●	Ability and willingness to introduce organizations and individuals of strategic interest to Nortech and to facilitate such relationships.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated.  If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows the director qualification guidelines.  Candidates may come to the Committee’s attention through present Board members, shareholders or other persons.  After an initial review process, candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board.  Assessment of candidates will include a variety of issues, including diversity, skills and experience in the categories identified above.

Ryan P. McManus, Chair Kathleen P. Iverson Steven J. Rosenstone

Members of the Nominating and Corporate Governance Committee March 9, 2021

SCIENCE AND TECHNOLOGY COMMITTEE

The Science and Technology Committee is composed of the directors whose names appear below. The Committee oversees the Company’s overall strategic direction and investment in research and development, intellectual property, digital solutions, technological and scientific initiatives, and new technology-driven products, services and lines of business. The Committee works with management to identify and review specific technology, science and innovation matters that could have a significant impact on the Company’s business operations, performance, growth, competitive position and technology risk.

The duties and responsibilities of the Committee are to: (a) review the Company’s technology and innovation strategy and approach and its impact on the Company’s growth, competitive position, current and future core business capabilities, including production quality, operations, systems security and automation, (b) assist the board in its oversight of the Company’s investments in science, technology and digital initiatives, (c) review science and technology trends that could significantly affect the Company and the industries in which it operates, (d) review and advise the Board and management on the Company’s overall intellectual property and related investment strategy, (e) coordinate with Company management, the board and other committees to ensure that each has received the information necessary to fulfill duties and responsibilities with respect to oversight of technology risk.

Ryan P. McManus, Chair Kathleen P. Iverson Steven J. Rosenstone David B. Kunin Jay D. Miller
Members of the Science and Technology Committee March 9, 2021

SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, Minnesota 55369

If a shareholder is unsure as to which category the concern relates, the security holder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All shareholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Audit Committee with the responsibility for, among other things, reviewing the Company’s audited consolidated financial statements and the financial reporting process. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls.  The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles.

In carrying out their responsibility, the Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020. The Audit Committee has also discussed the audited consolidated financial statements with Baker Tilly US, LLP and affiliates (“Baker Tilly”), who served as our independent auditor for the 2020 fiscal year, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and received the written disclosures and the letter from Baker Tilly required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with Baker Tilly their independence. The Audit Committee has also considered whether Baker Tilly provided non-audit services during the last fiscal year which could impact their independence. No such services were provided by Baker Tilly.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2020.

The members of the Audit Committee are “independent” as determined by the Board with reference to the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Kathleen P. Iverson, Chair Steven J. Rosenstone Ryan P. McManus

Members of the Audit Committee March 9, 2021

PROPOSAL 2
APPROVAL OF ADVISORY VOTE ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the virtual annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company's NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the electronic contract manufacturing industry and to the achievement of the business goals set by the Board of Directors. Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board of Directors or the Compensation and Talent Committee. However, the Compensation and Talent Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation and Talent Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation and Talent Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board has appointed Baker Tilly as the Company’s independent registered public accounting firm for the 2021 fiscal year.

A representative of Baker Tilly is expected to attend this year’s Annual Meeting, will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

For the 2020 and 2019 fiscal years, Baker Tilly served as the Company’s independent auditor. The following table presents fees for professional audit services, tax services and other services rendered by Baker Tilly and affiliates during fiscal years 2020 and 2019, respectively:

	2020	2019
Audit Fees (1)	$250,150	$227,409
Audit-Related Fees (2)	3,500	3,500
Total Fees	$253,650	$230,909

(1)

Audit fees include fees for the annual audit, interim reviews of the quarterly and regulatory filings. Includes fees for statutory audit for our Mexico operations of $9,900 for 2020 and for our Mexico and statutory fees for our China and Mexico operations of $15,830 for 2019.

(2)	Audit-related fees are related to consent fee for a registration statement.

The Audit Committee of the Board of Directors has reviewed the services provided by Baker Tilly during fiscal years 2020 and 2019, respectively, and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by the auditors is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with the auditors and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.  All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2020 and 2019 were pre-approved in accordance with the written charter.

The Board unanimously recommends a vote FOR the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 25, 2021, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and director nominee and by each executive officer identified in the Summary Compensation Table, and by all executive officers, directors and nominees as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
Kathleen P. Iverson	1,800		*
David B. Kunin	38,739		1.5%
Ryan P. McManus	1,800		*
Dan Sachs	0
Philip I. Smith	0
Jay D. Miller	84,300		3.1%
Steven J. Rosenstone	2,800		*
Curtis Steichen	2,500		*
John Lindeen	14,000		*
Christopher Jones	25,000		*

All executive officers, directors and nominees as a group	170,939	(2)	6.2%

Group consisting of: Curtis Squire, Inc.(3), Anita Kunin and David B. Kunin, William Kunin and Andrew Kunin 7777 Golden Triangle Drive, Eden Prairie, MN 55344	1,432,074		53.98%

*Less than 1%

(1)

Includes the following number of shares issuable upon exercise of stock options exercisable within 60 days of March 25, 2021: Ms. Iverson 1,800 shares, Mr. Kunin 1,800 shares, Mr. Miller 84,300 shares, Mr. Rosenstone 1,800 shares and Mr. Lindeen 14,000 shares.

(2)	Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (3).

(3)

Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,300,066 shares. David B. Kunin is a member of the Company’s Board of Directors. David B. Kunin owns 36,939 shares individually and 1,800 shares issuable upon exercise of stock options exercisable within 60 days of March 25, 2021. David B. Kunin’s mother, Anita Kunin, owns 49,269 shares individually. David B. Kunin’s brothers, William Kunin and Andrew Kunin each own 22,000 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squire’s board of directors, whose members are Anita Kunin, David B. Kunin, James Timothy Kunin, Andrew Kunin and William Kunin.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Related-Party Transactions

The Company has purchased certain products and services from Printed Circuits, Inc. (“PCI”), which was controlled by members of the Kunin family until October of 2020. David Kunin, our Chairman, was one of the controlling shareholders of PCI. The Company has made payments to PCI of $32,000 in 2020 and $131,000 in 2019. The Company believes that these transactions are on terms comparable to those that the Company could reasonably expect in an arm's length transaction with an unrelated third party. The transactions between the Company and PCI have been approved by the Audit Committee as described under “Related-Party Transactions Policy” below.

Mr. Kunin is an investor in Abilitech Medical, Inc. Mr. Kunin also was a consultant to Abilitech, which relationship ended on March 1, 2021. As a consultant to Abilitech, Mr. Kunin earned $16,000 from Abilitech. In 2020, Abilitech paid the Company $1,095,128 and in 2019, Abilitech paid the Company $537,198. The Company believes that transactions with Abilitech are on terms comparable to those that the Company could reasonably expect in an arm's length transaction with an unrelated third party. The transactions between the Company and Abilitech have been approved by the Audit Committee as described under “Related-Party Transactions Policy” below.

Related-Party Transaction Policy

In all cases, we abide by applicable state corporate law when approving all transactions, including transactions involving officers, directors or affiliates. Our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be approved by our Audit Committee, which is currently comprised of Kathleen Iverson, Philip Smith, Dan Sachs and Steven Rosenstone considering current Company policies governing related party transactions.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2020, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that all filing requirements of its officers, directors and greater than ten percent beneficial owners under Section 16(a) were completed on a timely basis, except that Mr. Rosenstone purchased 500 of the Company’s shares on November 19, 2020 and 500 of the Company’s shares on November 20, 2020 and filed a related Form 4 late on December 7, 2020.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is available on the Company’s website at www.nortechsys.com. You will not receive a printed copy of the Company’s Annual Report on Form 10-K unless you specially request one. Upon such request, the Company will provide without charge a paper copy of the Annual Report, including the financial statements and financial statement schedules. Please direct such written requests to Investor Relations, at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxypush/nsys.

QUORUM AND VOTE REQUIRED

The presence online or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual, results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. If you are a shareholder of record, you may vote electronically until the polls are closed at the virtual annual shareholders' meeting. If you are a shareholder of record and you decide to vote electronically, please follow the directions on your proxy card.

If you are a shareholder of record, you may also vote during the virtual annual shareholders' meeting via www.proxypush.com/NSYS , which is available from your smartphone, tablet or computer.  You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. As a shareholder of record, you will then be required to enter your 11, 12 or 16 digit control number which is located in the upper right hand corner of the notice card.

SHAREHOLDER PROPOSALS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2022 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. To be timely under Rule 14a-8, a shareholder proposal must be received by the secretary of the Company at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, by November 27, 2021. Proposals received by that date will be included in the 2022 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

As set forth in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices at least 45 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2022 annual meeting, notices must be received on or before February 17, 2022.

A shareholder may nominate a director for election at the annual meeting or may present at the annual meeting a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Maple Grove, Minnesota, at least 120 days in advance of the date the proxy statement was released to shareholders in connection with the prior year’s annual meeting. For the 2022 annual meeting, director nominations must be received on or before November 27, 2021. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2022 annual meeting.

If the date of our 2022 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the 2021 annual meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2022 annual meeting will be held or the date on which we issue a press release, file a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that the 2022 annual meeting will be held.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the virtual annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the virtual meeting will be available for examination by any shareholder for any purpose germane to the meeting during ordinary business hours at our headquarters.

Maple Grove Minnesota
Date: March 29, 2021	By:	/s/ Mark T. Hooley
Mark T. Hooley
Secretary Nortech Systems Incorporated

Nortech Systems Incorporated

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/nsys

PHONE – 1-866-883-3382

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 12, 2021.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 through 3.

1. Election of directors:
   01 David B. Kunin
   02 Ryan P. McManus
   03 Jay D. Miller
   04 Steven J. Rosenstone
   05 Dan Sachs
   06 Philip I. Smith
   07 Stacy Kruse

   ☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date ______________________

Address Change? Mark box, sign, and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Nortech Systems Incorporated

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 13, 2021
3:00pm CDT

Via Virtual Meeting

register.proxypush.com/nsys

To register for the virtual meeting, please follow the instructions below:

- Visit **register.proxypush.com/nsys** on your smartphone, tablet or computer.
- As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.
- After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.

Nortech Systems Incorporated

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 13, 2021.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1 through 3.

By signing the proxy, you revoke all prior proxies and appoint Christopher D. Jones and Jay D. Miller, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.